UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number  811-10103

Satuit Capital Management Trust

(Exact name of registrant as specified in charter)

1001 Westhaven Blvd.,  Suite 100,  Franklin, TN   37064

(Address of principal executive offices)   (Zip code)

Thomas R. Westle

Blank Rome LLP

The Chrysler Building

405 Lexington Avenue

New York, New York 10174

                 (Name and address of agent for service)

Registrant's telephone number, including area code: (615) 790-8888

Date of fiscal year end:

October 31

Date of reporting period: October 31, 2016

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940, as amended, (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1.

REPORTS TO STOCKHOLDERS.

ANNUAL REPORT

SATUIT CAPITAL U.S. EMERGING COMPANIES FUND

Class A Shares (SATMX)

Class C Shares (SACMX)

OCTOBER 31, 2016

SATUIT CAPITAL U.S. EMERGING COMPANIES FUND

SHAREHOLDER LETTER

OCTOBER 31, 2016 (UNAUDITED)

2016 Letter to Shareholders and 2017 Market Outlook

Performance Review: The Satuit Capital U.S. Emerging Companies Fund - SATMX

16 years and counting! Our U.S. Emerging Companies Fund, SATMX celebrates 16 years on December 12, 2016.  This continues a great experience begun in December of 2000 by offering an investment strategy that focused on smaller capitalization companies, focused in the United States, that have the fundamental characteristics investors look for when determining long term price appreciation; revenue growth, margin expansion, balance sheet strength and growing cash flows. SATMX’s long term performance is reflective of consistency to our investment philosophy, disciplined investment process and the insight we derive from our fundamental, bottom up stock research.

Growth of $10,000 Since Inception 12/12/2000 through 10/31/2016

SATUIT CAPITAL U.S. EMERGING COMPANIES FUND

SHAREHOLDER LETTER (CONTINUED)

OCTOBER 31, 2016 (UNAUDITED)

However, Being out of Favor Hurts Short Term Results

Through 2013, SATMX provided small cap growth investors with one of the most compelling return characteristics in the category (chart on the left). Annualized returns from inception 12/12/2000 through 12/31/2013 were as follows:

Annualized Return
SATMX	14.27%
Russell Micro Cap Growth	6.47%
Russell 2000 Growth	6.11%

SATUIT CAPITAL U.S. EMERGING COMPANIES FUND

SHAREHOLDER LETTER (CONTINUED)

OCTOBER 31, 2016 (UNAUDITED)

For the last three years, performance has struggled (chart on the left).  Our investment philosophy and investment process have been out of favor since 2014.  Movements away from active management and reluctance of investors to add to positions in the smaller cap growth space have been clear headwinds to performance.  Further, returns have favored those Sectors (Health Care) and sub-industries (bio-technology) that do not have the fundamentals we look for when investing.  The Health Care Sector has provided outsized return contributions to the indexes.

While our Health Care Sector holdings performed well, it has not been enough to contribute much positive alpha.  In 2014, our bottom-up fundamental analysis caused us to miss the macro signals that sent the Energy Sector into a tailspin and we were late to exit.  Our holdings in Technology and Consumer Sectors underperformed significantly during 2015.  As we entered into FY 2016 (November 1st 2015) the perfect storm continued as the equity markets continued to be sloppy through year end 2015.

All the major indexes started the calendar 2016 year in the red as markets began to anticipate a FED rate increase (which didn’t happen until December 2016). The 2016

SATUIT CAPITAL U.S. EMERGING COMPANIES FUND

SHAREHOLDER LETTER (CONTINUED)

OCTOBER 31, 2016 (UNAUDITED)

U.S. Presidential primary season was entering a fevered pitch and the dialog from all the major candidates’ unsettled markets through the spring.

SATMX started the calendar year down -12.30% (January 2016).  Health Care and Info Tech helped drive returns higher from the February 12, 2016 low but not enough to regain the early losses. SATMX ended the calendar quarter Q1 2016 down -8.29%.  Spring and summer saw the indexes grinding higher with continued dialog about the FED rate hikes and the upcoming election.  The market and SATMX continued to grind higher and by mid calendar year had regained about 200 basis points of return.  Through June of 2016, SATMX returned -6.90%.  The Russell Micro Cap Growth was fairing about the same coming in at down -6.69%. Health Care and Info Technology Sectors were driving positive contribution but our positions in Consumer Discretionary were hurting performance.

Moving into the later part of the fiscal year the indexes got some direction and headed into the later summer months on better footing.  From June through the end of October SATMX added 2.55% while the Russell Micro Cap Growth added 2.85%.  Leading the way for SATMX were our holdings in Information Technology, Industrials and Financials.  Our largest detractor from performance during the period was Health Care.

Looking closer at the contributions to returns during the year we find positive contributions from Information Technology, Industrials and Financials.   Information Technology contributed from our exposure to the Internet of Things and larger global secular themes driven by digital storage, optical data transmission, and user/data security.  We believe these trends in Technology are more secular in nature and will continue to provide positive portfolio returns.  Industrial Sector holdings benefitted from a more positive outlook on the economy.  Our exposure to the movement of goods around the country (trucking and logistic services) added solid returns to the portfolio.  Finally, the anticipation of FED rate increases added a tailwind to our banking stocks as these small banks are dependent upon spreads between deposit costs and lending rates.

Consumer Discretionary detracted from performance in FY 2016.  The consumer has been fickle at best with regards to fashion as no discernable trends have evolved to excite the consumer.  Further, our restaurant industry holdings drifted lower all year.  Finally, the Health Care Sector continues to be a difficult space to invest in, especially the U.S. emerging company space. We focus on fundamentals making the investible universe limited.  Most companies in this sector do not have revenues, not to mention positive earnings. Further, the weight of the Health Care Sector in the index (over 36%) far exceeds any prudent investors’ allocation to one specific sector. Because of those two dynamics (lack of fundamentals and a sector weight far exceeding what we consider to be prudent) SATMX tends to be underweight the Health Care Sector thus any movement in the sector will magnify returns versus the fund.

For the fiscal year ending October 31st 2016, SATMX returned -8.66% for Class A Shares. Our comparable index, Russell MicroCap Growth Index, returned -4.63% over the same period.  However, SATMX’s longer term returns show that our investment process and philosophy add value to our shareholders.  Since inception 12/12/2000,

SATUIT CAPITAL U.S. EMERGING COMPANIES FUND

SHAREHOLDER LETTER (CONTINUED)

OCTOBER 31, 2016 (UNAUDITED)

SATMX has returned 9.99% annualized versus the Russell MicroCap Growth annualized return of 5.09%.

As we look into 2017, it appears that U.S investors can expect some changes that could spur economic activity especially in the U.S.  Potential lower tax rates for both consumers and business could unleash unprecedented spending to help spur economy.  While we expect the FED to raise rates, we expect a digestible rate cycle such that economic growth will be robust.  Further, a little inflation never hurt and so long as it does not diminish real purchasing power. As we enter what we consider to be the next U.S domestic economic expansion and the new U.S. secular bull market, we are excited about the prospects for our shareholders. We would ask investors to review the last expansionary economic cycle, November of 2001 through November of 2007 (chart below), investors will find that the SATMX was one of the best performing small cap growth strategies during that period.

SATMX
Russell Micro Growth®
Russell 2000 Growth®
$40,000
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
12/31/2000
12/31/2001
12/31/2002
12/31/2003
12/31/2004
12/31/2005
12/31/2006
12/31/2007
12/31/2008
12/31/2009
12/31/2010
12/31/2011
12/31/2012
12/31/2013
12/31/2014
12/31/2015
12/31/2016
17.15%
9.24%
8.86%
Annualized Return During Last U.S Economic Expansion 11/2001 through 11/2007

SATUIT CAPITAL U.S. EMERGING COMPANIES FUND

SHAREHOLDER LETTER (CONTINUED)

OCTOBER 31, 2016 (UNAUDITED)

Not to be outdone, as we examine returns after the last expansionary economic cycle (2001-2007) the chart above shows that SATMX performed well through the Great Recession and through 2013.

I remember a conversation I had with an investor in early 2014.  The conversation centered around when our startegy would be out of favor.  For the first 7 years the strategy was in the top decile of performance in the small cap growth category.  Then came the Great Recession.  Frankly, if the reader were to examine SATMX returns during that time, they would find some of the best downside protection in the category. From the Great Recession and through 2013, investors in SATMX were rewarded with very solid long term returns. Yes, the last 3 years have been a struggle for the strategy.  However, if you feel the U.S. economy is finally about to break loose and begin a true expansionary growth phase, we invite you to examine one of the best performing small cap growth strategies over the past 16 years.

Sincerely,

Robert J. Sullivan

Chief  Investment Officer

SATUIT CAPITAL U.S. EMERGING COMPANIES FUND

CLASS A

PERFORMANCE ILLUSTRATION

OCTOBER 31, 2016 (UNAUDITED)

Average Annual Total Return					Since	Dollar
For the Periods Ended October 31, 2016	1 Year	3 Year	5 Year	10 Year	Inception	Value

Satuit Capital U.S. Emerging Companies Fund - Class A (without load)	-8.66%	-4.41%	4.47%	4.43%	9.99%	$45,392
Satuit Capital U.S. Emerging Companies Fund - Class A (with load) **	-13.92%	-6.28%	3.24%	3.81%	9.58%	$42,782
S&P 500 Index	4.51%	8.84%	13.56%	6.70%	4.85%	$21,214
Russell 2000 Index	4.11%	4.12%	11.51%	5.96%	7.18%	$30,090
Russell Microcap Index	1.54%	3.19%	12.17%	4.27%	7.65%	$32,238
Russell Microcap Growth Index	-4.63%	2.01%	11.20%	4.62%	5.09%	$22,020

Cumulative Performance Comparison $10,000 Investment Since Inception*

* Commencement of operations was December 12, 2000.

** Class A shares offering price includes a maximum 5.75% sales charge (load).

Due to the market capitalization and the fundamental characteristics of the companies that the U.S. Emerging Companies Fund invests in, the Advisor has determined that the most appropriate benchmarks for the Fund are the Russell Micro Cap and the Russell Micro Cap Growth indexes.

The Standard & Poor’s 500 Index (“S&P 500”) is a market value-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.  The S&P 500 is a widely recognized, unmanaged index of common stock prices. The figures for the S&P 500 reflect all dividends reinvested but do no reflect any deductions for fees, expenses or taxes.  Investors cannot invest directly in an index.

The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

The Russell Microcap® Index measures the performance of the microcap segment of the U.S. equity market. Microcap stocks make up less than 3% of the U.S. equity market (by market cap) and consist of the smallest 1,000 securities in the small-cap Russell 2000® Index, plus the next 1,000 smallest eligible securities by market cap.

The Russell Microcap® Growth Index measures the performance of the microcap growth segment of the U.S. equity market. It includes Russell Microcap companies that are considered more growth oriented relative to the overall market as defined by Russell's leading style methodology.

Past performance is not predictive of future performance.  The value of shares will fluctuate and will be worth more or less than their original cost at the time of redemption. Returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

SATUIT CAPITAL U.S. EMERGING COMPANIES FUND

CLASS C

PERFORMANCE ILLUSTRATION

OCTOBER 31, 2016 (UNAUDITED)

Total Return	1 Year	Since Inception	Dollar Value
For the Periods Ended October 31, 2016

Satuit Capital U.S. Emerging Companies Fund - Class C	-9.29%	-14.81%	$8,076
S&P 500 Index	4.51%	3.95%	$10,531
Russell 2000 Index	4.11%	-2.51%	$9,667
Russell Microcap Index	1.54%	-5.83%	$9,231
Russell Microcap Growth Index	-4.63%	-12.26%	$8,400

Cumulative Performance Comparison $10,000 Investment Since Inception*

* Commencement of operations was July 2, 2015.

The Standard & Poor’s 500 Index (“S&P 500”) is a market value-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.  The S&P 500 is a widely recognized, unmanaged index of common stock prices. The figures for the S&P 500 reflect all dividends reinvested but do no reflect any deductions for fees, expenses or taxes.  Investors cannot invest directly in an index.

The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

The Russell Microcap® Index measures the performance of the microcap segment of the U.S. equity market. Microcap stocks make up less than 3% of the U.S. equity market (by market cap) and consist of the smallest 1,000 securities in the small-cap Russell 2000® Index, plus the next 1,000 smallest eligible securities by market cap.

The Russell Microcap® Growth Index measures the performance of the microcap growth segment of the U.S. equity market. It includes Russell Microcap companies that are considered more growth oriented relative to the overall market as defined by Russell's leading style methodology.

Past performance is not predictive of future performance.  The value of shares will fluctuate and will be worth more or less than their original cost at the time of redemption. Returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

SATUIT CAPITAL U.S. EMERGING COMPANIES FUND

PORTFOLIO ILLUSTRATION

OCTOBER 31, 2016 (UNAUDITED)

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the portfolio of investments.

Technology
34.18%
Basic Materials
8.63%
Communication
Services
1.08%
Consumer Cyclical
11.75%
Financial Services
15.39%
Healthcare
20.49%
Industrials
8.48%

Sectors are categorized using Morningstar® classifications.

SATUIT CAPITAL U.S. EMERGING COMPANIES FUND

SCHEDULE OF INVESTMENTS

OCTOBER 31, 2016

Shares		Value

COMMON STOCKS - 98.26%

Agriculture Chemicals - 0.63%
13,480	American Vanguard Corp.	$ 204,896

Air Courier Services - 0.75%
18,440	Air Transport Services Group, Inc. *	243,961

Apparel & Other Finished Products of Fabrics & Similar Material - 1.69%
75,960	Sequential Brands Group, Inc. *	546,912

Auto Components - 1.24%
18,530	Fox Factory Holding Corp. *	402,101

Chemicals & Allied Products - 1.74%
20,700	KMG Chemicals, Inc.	561,798

Concrete Products - 1.02%
6,630	U.S. Concrete, Inc. *	330,837

Computer Peripheral Equipment - 1.21%
57,900	Mitek Systems, Inc. *	390,825

Fire, Marine & Casualty Insurance - 2.32%
19,930	National General Holding Corp.	409,561
23,450	United Insurance Holding Corp.	340,025
		749,586
Glass Products, Made of Purchased Glass - 1.52%
12,070	Apogee Enterprises, Inc.	491,853

Household Audio & Video Equipment - 1.52%
19,420	Knowles Corp. *	290,135
2,880	Universal Electronics, Inc. *	202,032
		492,167
Laboratory Analytical Instruments - 0.74%
114,906	pSivida Corp. *	239,004

Loan Brokers - 0.84%
3,410	LendingTree, Inc. *	272,288

* Non-income producing securities during the period.

The accompanying notes are an integral part of these financial statements.

SATUIT CAPITAL U.S. EMERGING COMPANIES FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

OCTOBER 31, 2016

Shares		Value

Lumber & Wood Products - 2.50%
3,100	American Woodmark Corp. *	$ 231,570
8,950	Koppers Holdings, Inc. *	293,112
5,260	Trex Co., Inc. *	283,041
		807,723
Metal Doors, Sash, Frames, Molding & Trim - 0.68%
22,520	PGT, Inc. *	220,696

Mining, Quarrying of Nonmetallic Minerals (No Fuels) - 1.10%
18,960	Summit Materials, Inc. Class A *	355,310

Miscellaneous Furniture & Fixtures - 0.78%
11,600	Knoll, Inc.	251,024

Nonferrous Foundries - 0.40%
2,160	Matthews International Corp. Class A	129,384

Optical Instruments & Lenses - 1.92%
51,820	Nova Measuring Instruments, Ltd. (Israel) *	620,285

Orthopedic, Prosthetic & Surgical Appliances & Supplies - 0.72%
4,360	Inogen, Inc. *	234,001

Patent Owners & Lessors - 0.45%
28,890	Xcel Brands, Inc. *	144,450

Pharmaceutical Preparations - 5.26%
9,790	Akorn, Inc. *	234,471
10,746	BioSpecifics Technologies Corp. *	466,269
5,310	Cambrex Corp. *	213,993
17,530	Horizon Pharma, Plc. (Ireland) *	293,102
49,540	Progenics Pharmaceuticals, Inc. *	249,186
37,300	Teligent, Inc. *	242,823
		1,699,844
Photographic Equipment & Supplies - 0.63%
6,710	IMAX Corp. (Canada) *	202,978

Radio & TV Broadcasting & Communications Equipment - 0.76%
19,080	CalAmp Corp. *	246,514

Retail-Auto & Home Supply Store - 1.52%
24,610	Marinemax, Inc. *	490,970

* Non-income producing securities during the period.

The accompanying notes are an integral part of these financial statements.

SATUIT CAPITAL U.S. EMERGING COMPANIES FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

OCTOBER 31, 2016

Shares		Value

Retail-Eating Places - 2.36%
19,200	Denny's Corp. *	$ 199,104
17,333	Kona Grill, Inc. *	186,330
23,720	Ruth's Hospitality Group, Inc.	375,962
		761,396
Retail-Miscellaneous Shopping Goods Stores - 2.55%
27,870	Nautilus, Inc. *	490,512
36,107	Sportsman's Warehouse Holdings, Inc. *	332,184
		822,696
Savings Institution, Federally Chartered - 3.37%
87,270	Atlantic Coast Financial Corp. *	560,273
28,330	Bofi Holding, Inc. *	527,788
		1,088,061
Semiconductors & Related Devices - 13.97%
6,970	Ambarella, Inc. *	427,749
5,840	Cabot Microelectronics Corp.	322,718
31,080	Chipmos Technologies Bermuda Ltd. (Taiwan) *	593,628
32,040	Himax Technologies, Inc. ADR	251,514
10,690	Inphi Corp. *	396,599
34,880	InvenSense, Inc. *	266,832
19,360	Kulicke & Soffa Industries, Inc. (Singapore) *	256,326
7,290	MACOM Technology Solutions Holdings, Inc. *	267,980
9,600	MaxLinear, Inc. Class A *	179,616
34,620	NeoPhotonics Corp. *	484,680
41,010	Oclaro, Inc. *	299,783
3,330	Silicon Motion Technology Corp. ADR	135,231
19,480	Tower Semiconductor Ltd. (Israel) *	302,914
38,930	Ultra Clean Holdings, Inc. *	330,905
		4,516,475
Services-Business Services - 2.72%
15,357	NV5 Global, Inc. *	439,210
22,350	Reis, Inc.	439,178
		878,388
Services-Computer Processing & Data Preparation - 1.68%
9,830	Gigamon, Inc. *	543,599

Services-Computer Systems - 6.11%
25,940	Datalink Corp. *	245,911
34,430	Five9, Inc. *	493,038
25,930	Perficient, Inc. *	482,557
38,130	PDF Solutions, Inc. *	753,068
		1,974,574

* Non-income producing securities during the period.

ADR - American depositary receipt.

The accompanying notes are an integral part of these financial statements.

SATUIT CAPITAL U.S. EMERGING COMPANIES FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

OCTOBER 31, 2016

Shares		Value

Services-Engineering Services - 1.75%
19,730	Engility Holdings, Inc. *	$ 566,843

Services-Health Services - 3.70%
5,890	ICON Plc. (Ireland) *	472,849
8,450	PRA Health Sciences, Inc. *	449,709
4,780	US Physical Therapy, Inc.	271,982
		1,194,540
Services-Help Supply Services - 1.36%
13,350	AMN Healthcare Services, Inc. *	437,880

Services-Prepackaged Software - 4.69%
11,830	CyberArk Software, Ltd. (Israel) *	553,053
66,050	IntraLinks Holdings, Inc. *	605,678
25,020	Rapid7, Inc. *	358,537
		1,517,268
Services-Testing Laboratories - 1.43%
57,450	Neogenomics, Inc. *	463,047

State Commercial Banks - 8.59%
110,240	Community Bankers Trust Corp. *	622,856
21,180	Customers Bancorp, Inc. *	573,343
55,090	Green Bancorp, Inc. *	570,182
18,690	Hanmi Financial Corp.	467,250
29,170	Triumph Bancorp, Inc. *	542,562
		2,776,193
Surgical & Medical Instruments & Apparatus - 6.93%
13,700	BioTelemetry, Inc. *	242,490
8,860	Hill-Rom Holdings, Inc.	490,933
22,159	Invuity, Inc. *	224,914
15,200	LeMaitre Vascular, Inc.	318,288
6,500	Orthofix International NV (Curacao) *	238,225
12,930	SurModics, Inc. *	321,957
8,820	Vascular Solutions, Inc. *	402,192
		2,238,999
Telephone & Telegraph Apparatus - 0.86%
7,300	Fabrinet (Cayman Islands) *	277,108

Telephone Communications (No Radio Telephone) - 1.92%
24,000	8x8, Inc. *	342,000
16,560	Clearfiled, Inc. *	277,380
		619,380

* Non-income producing securities during the period.

The accompanying notes are an integral part of these financial statements.

SATUIT CAPITAL U.S. EMERGING COMPANIES FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

OCTOBER 31, 2016

Shares		Value

Trucking (No Local) - 2.33%
18,130	Marten Transport Ltd.	$ 371,665
10,720	Saia, Inc. *	382,168
		753,833

TOTAL FOR COMMON STOCKS (Cost $28,301,259) - 98.26%		31,759,687

WARRANT - 0.00%
50,000	Cancer Genetics, Inc. $5.00, Expires 11/12/2020 *	-
TOTAL WARRANT (Cost $0) - 0.00%		-

TOTAL INVESTMENTS (Cost $28,301,259) - 98.26%		31,759,687

OTHER ASSETS IN EXCESS OF LIABILITIES - 1.74%		563,935

NET ASSETS - 100.00%		$ 32,323,622

* Non-income producing securities during the period.

The accompanying notes are an integral part of these financial statements.

SATUIT CAPITAL U.S. EMERGING COMPANIES FUND

STATEMENT OF ASSETS AND LIABILITIES

OCTOBER 31, 2016

Assets:
Investments, at Value (Cost $28,301,259)	$ 31,759,687
Receivables:
Securities Sold	841,577
Dividends	1,643
Prepaid Expenses	21,706
Total Assets	32,624,613
Liabilities:
Due to Custodian	71,014
Securities Purchased	88,385
Shareholder Redemptions	29,328
Due to Advisor, Net	30,671
Administrative Fees	6,011
Distribution Fees	35,927
Shareholder Servicing Fees	1,453
Trustee Fees	10,000
Other Accrued Expenses	28,202
Total Liabilities	300,991
Net Assets	$ 32,323,622

Net Assets Consist of:
Paid In Capital	34,702,924
Accumulated Net Investment Loss	(591,619)
Accumulated Undistributed Realized Loss on Investments	(5,246,111)
Unrealized Appreciation in Value of Investments	3,458,428
Net Assets	$ 32,323,622

Class A Shares:
Net Assets	$ 32,303,583
Shares Outstanding (Unlimited number of shares authorized without par value)	1,338,443
Net Asset Value Per Share and Offering Price ($32,303,583/1,338,443)	$ 24.14
Minimum Redemption Price Per Share*	$ 23.65
Maximum Offering Price Per Share**	$ 25.61

Class C Shares:
Net Assets	$ 20,039
Shares Outstanding (Unlimited number of shares authorized without par value)	839
Net Asset Value Per Share and Offering Price ($20,039/839) ***	$ 23.89
Minimum Redemption Price Per Share*	$ 23.41

*The Fund will impose a 2.00% redemption fee on shares redeemed within 90 days of purchase.

** Maximum offering price includes a maximum sales charge (load) imposed on purchases as a percentage of offering price of 5.75%.

*** A contingent deferred sales charge ("CDSC") of 1.00% is imposed in the event of certain redemption transactions within 13 months of purchase.

The accompanying notes are an integral part of these financial statements.

SATUIT CAPITAL U.S. EMERGING COMPANIES FUND

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2016

Investment Income:
Dividends (net of foreign withholding taxes of $116)	$ 298,659
Total Investment Income	298,659

Expenses:
Advisory (Note 2)	595,502
Distribution (Note 2)
Class A	104,060
Class C	192
Administrative (Note 2)	47,640
Shareholder Servicing (Note 2)	37,640
Registration	37,838
Compliance	28,000
Legal Fees	17,936
Trustee Fees	28,663
Transfer Agent	8,566
Fund Accounting	20,565
Custody	13,442
Audit	19,603
Printing & Mailing	861
Insurance	9,088
NASDAQ	1,376
Miscellaneous	5,118
Gross Expenses	976,090
(Fees Waived)/Reimbursed by the Advisor (Note 2)	(46,955)
Net Expenses	929,135

Net Investment Loss	(630,476)

Realized and Unrealized Loss on Investments:
Realized Loss on Investments	(4,885,171)
Net Change in Unrealized Appreciation on Investments	(2,029,205)
Net Realized and Unrealized Loss on Investments	(6,914,376)

Net Decrease in Net Assets Resulting from Operations	$ (7,544,852)

The accompanying notes are an integral part of these financial statements.

SATUIT CAPITAL U.S. EMERGING COMPANIES FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Years Ended
	10/31/2016	10/31/2015
Increase in Net Assets From Operations:
Net Investment Loss	$ (630,476)	$(1,303,920)
Net Realized Gain (Loss) on Investments	(4,885,171)	14,363,545
Net Change in Unrealized Appreciation on Investments	(2,029,205)	(14,645,310)
Net Decrease in Net Assets Resulting from Operations	(7,544,852)	(1,585,685)

Distributions to Shareholders: (Note 4)
Realized Gains
Class A	(9,901,472)	(10,606,622)
Class C	(3,049)	-
Total Dividends and Distributions Paid to Shareholders	(9,904,521)	(10,606,622)

Capital Share Transactions:
Proceeds from Sale of Shares
Class A	2,664,055	11,591,060
Class C	2,960	32,460 *
Shares Issued on Reinvestment of Dividends
Class A	9,124,679	9,851,639
Class C	3,049	- *
Proceeds from Early Redemption Fees
Class A	311	59,417
Class C	-	- *
Cost of Shares Redeemed
Class A	(45,595,799)	(75,543,523)
Class C	-	(10,000) *
Net Decrease in Net Assets from Shareholder Activity	(33,800,745)	(54,018,947)

Net Assets:
Net Decrease in Net Assets	(51,250,118)	(66,211,254)
Beginning of Year	83,573,740	149,784,994
End of Year (Including Accumulated Net Investment
Loss of $(591,619) and $(1,035,695), respectively)	$32,323,622	$ 83,573,740

Share Transactions:
Shares Sold
Class A	108,464	347,188
Class C	96	950 *
Shares Issued on Reinvestment of Dividends
Class A	359,523	299,260
Class C	121	- *
Shares Redeemed
Class A	(1,838,314)	(2,276,754)
Class C	-	(328) *
Net Decrease in Shares	(1,370,110)	(1,629,684)
Outstanding at Beginning of Year	2,709,392	4,339,076
Outstanding at End of Year	1,339,282	2,709,392

* Class C activity for the period July 2, 2015 (commencement of investment operations) through October 31, 2015.

The accompanying notes are an integral part of these financial statements.

SATUIT CAPITAL U.S. EMERGING COMPANIES FUND

CLASS A (FORMERLY NO-LOAD)

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout the period:

	Years Ended
	10/31/2016	10/31/2015	10/31/2014	10/31/2013	10/31/2012

Net Asset Value, at Beginning of Year	$ 30.85	$ 34.52	$ 39.60	$ 31.88	$ 30.31

Income From Investment Operations:
Net Investment Loss *	(0.33)	(0.35)	(0.50)	(0.30)	(0.38)
Net Gain (Loss) on Securities (Realized and Unrealized)	(2.14) +	(0.78) +	0.66	10.80	1.92
Total from Investment Operations	(2.47)	(1.13)	0.16	10.50	1.54

Distributions from:
Net Investment Income	-	-	-	-	-
Net Realized Gain	(4.24)	(2.56)	(5.26)	(2.79)	-
Total from Distributions	(4.24)	(2.56)	(5.26)	(2.79)	-

Redemption Fees	- (a)	0.02	0.02	0.01	0.03

Net Asset Value, at End of Year	$ 24.14	$ 30.85	$ 34.52	$ 39.60	$ 31.88

Total Return **	(8.66)%	(3.68)%	(0.73)%	35.48%	5.18%

Ratios/Supplemental Data:
Net Assets at End of Year (Thousands)	$ 32,304	$ 83,555	$ 149,785	$ 202,747	$ 164,916
Before Waiver/Reimbursement or Recapture
Ratio of Expenses to Average Net Assets	2.05%	1.95%	1.84%	1.90%	1.86%
Ratio of Net Investment Loss to Average Net Assets	(1.43)%	(1.05)%	(1.38)%	(0.84)%	(1.17)%
After Waiver/Reimbursement or Recapture
Ratio of Expenses to Average Net Assets	1.95%	1.95%	1.84%	1.90%	1.90%
Ratio of Net Investment Loss to Average Net Assets	(1.33)%	(1.05)%	(1.38)%	(0.84)%	(1.20)%
Portfolio Turnover	90.22%	99.35%	109.05%	114.68%	154.34%

*   Net Investment Loss per share amounts were calculated using the average share method.

** Excludes the effect of redemption fees.

+ Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value for the period, and may not reconcile with aggregate gains and losses in the Statements of Operations due to share transactions for the period.

(a) Amount is less than $0.005.

The accompanying notes are an integral part of these financial statements.

SATUIT CAPITAL U.S. EMERGING COMPANIES FUND

CLASS C

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout the period:

	Year Ended 10/31/2016	For the Period Ended * 10/31/2015

Net Asset Value, at Beginning of Period	$ 30.76	$ 34.55

Income From Investment Operations:
Net Investment Loss **	(0.55)	(0.26)
Net Loss on Securities (Realized and Unrealized)	(2.08) +	(3.53) +
Total from Investment Operations	(2.63)	(3.79)

Distributions from:
Net Investment Income	-	-
Net Realized Gain	(4.24)	-
Total from Distributions	(4.24)	-

Redemption Fees	-	-

Net Asset Value, at End of Period	$ 23.89	$ 30.76

Total Return ***	(9.29)%	(10.97)% (b)

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 20	$ 19
Before Waiver/Reimbursement or Recapture
Ratio of Expenses to Average Net Assets	2.77%	2.69% (a)
Ratio of Net Investment Loss to Average Net Assets	(2.28)%	(2.42)% (a)
After Waiver/Reimbursement or Recapture
Ratio of Expenses to Average Net Assets	2.70%	2.69% (a)
Ratio of Net Investment Loss to Average Net Assets	(2.22)%	(2.42)% (a)
Portfolio Turnover	90.22%	99.35% (b)

* For the period July 2, 2015 (commencement of investment operations) through October 31, 2015.

** Net Investment Loss per share amounts were calculated using the average share method.

*** Excludes the effect of redemption fees.

+ Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value for the period, and may not reconcile with aggregate gains and losses in the Statements of Operations due to share transactions for the period.

(a) Annualized

(b) Not Annualized

 The accompanying notes are an integral part of these financial statements.

SATUIT CAPITAL U.S. EMERGING COMPANIES FUND

NOTES TO FINANCIAL STATEMENTS

OCTOBER 31, 2016

Note 1. Significant Accounting Policies

The Satuit Capital U.S. Emerging Companies Fund (the “Fund”), is a series of Satuit Capital Management Trust (“SCMT”), which is registered under The Investment Company Act of 1940 (the “Act”), as amended, as an open-end management investment company.  The objective of the Fund is to provide investors with long-term capital appreciation.  The Trust is an open-end, management investment company and the Fund is a “diversified” series of the Trust, as that term is defined in the Act.  The Board of Directors have authorized two classes of shares for the Fund: Class A shares and Class C shares and each class is subject to different expenses. The Fund converted its No-Load shares to Class A shares on June 19, 2015. Class C shares commenced operations on July 2, 2015, for the Fund.

The Fund will charge a 2.00% redemption fee on all shares redeemed less than 90 days from the date of purchase. The Fund’s Class A shares imposed a 5.75% maximum sales charge (load) on purchases as a percentage of offering price.  The Trust’s Distributor will pay a finders’ fee of 1.00% of the proceeds invested to brokers that purchase Class C shares of the Fund. In such cases, those purchases will be subject to a contingent deferred sales charge of 1.00% for 13 months after the date of purchase.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services – Investment Companies.”

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States (“GAAP”).

Security Valuations: The Fund’s securities are recorded at their fair value primarily on the basis of market quotations.  Certain short-term securities are valued on the basis of amortized cost.  If market quotations are not readily available for a security or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, then that security may be valued by another method that the Board of Trustees (the “Board”) believes accurately reflects fair value. A security's valuation may differ depending on the method used for determining value.

The Fund has a policy that contemplates the use of fair value pricing to determine the Net Asset Value (“NAV”) per share of the Fund when market prices are unavailable as well as under special circumstances, such as (i) if the primary market for a portfolio security suspends or limits trading or price movements of the security and (ii) when an event occurs after the close of the exchange on which a portfolio security is principally traded that is likely to have changed the value of the security.  Since most of the Fund’s investments are in U.S. common stocks traded on U.S. securities exchanges, it is anticipated that the use of fair value pricing will be limited.

SATUIT CAPITAL U.S. EMERGING COMPANIES FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

OCTOBER 31, 2016

When the Fund uses fair value pricing to determine the NAV per share of the Fund, securities will not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board believes accurately reflects fair value.  Any method used will be approved by the Board and results will be monitored to evaluate accuracy.  The Fund’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing. However, fair values determined pursuant to the Fund’s procedures may not accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing.

Equity securities (common stocks, including ADRs) - Equity securities are generally valued by using market quotations. The market quotation used for equity securities, including those listed on the NASDAQ, is the last sale price on the date on which the valuation is made or, in the absence of sales, the last prior sale price on which the valuation was made. Generally, if the security is traded in an active market and is valued at the last sale price, the security is categorized as a level 1 security. When the security position is not considered to be part of an active market or when the security is valued at the bid price, the position is generally categorized as level 2. When market quotations are not readily available, when the Advisor determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board and are categorized in level 2 or level 3, when appropriate.

In accordance with GAAP, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date.  GAAP also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. The three-tier hierarchy of inputs is summarized below.

The following table summarizes the inputs used to value the Fund’s assets measured at fair value as of October 31, 2016:

•	Level 1 – quoted prices in active markets for identical investments
•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes the valuation of the Fund’s assets by the above fair value hierarchy levels as of October 31, 2016:

SATUIT CAPITAL U.S. EMERGING COMPANIES FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

OCTOBER 31, 2016

Assets	Level 1	Level 2	Level 3	Total
Common Stocks (a)	$ 31,166,059	$ 593,628	$ -	$ 31,759,687
Warrant	-	-	-	-
Total	$ 31,166,059	$ 593,628	$ -	$ 31,759,687

(a) Refer to the Fund’s Schedule of Investments for a listing of securities by security type and industry.

The Fund did not hold any Level 3 assets during the year ended October 31, 2016. The Fund did not hold any derivative instruments at any time during the year ended October 31, 2016. There were no transfers into or out of Level 1 or Level 2 during the year ended October 31, 2016. It is the Fund’s policy to recognize transfers into and out of all Levels at the end of the reporting period.

Federal Income Taxes: The Fund’s policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to its shareholders.  The Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains.  Therefore, no federal income tax or excise provision is required.

The Fund recognizes the tax benefits of certain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years, (2013 - 2015), or expected to be taken in the Fund’s 2016 tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal and State tax authorities; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. As of and during the year ended October 31, 2016, the Fund did not incur any interest or penalties.

Security Transactions and Income: Security transactions are accounted for on the trade date. The cost of securities sold is determined on a specific identification basis.  Dividends are recorded on the ex-dividend date.  Interest income is recorded on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and regulations.

Other: Expenses incurred by SCMT that do not relate to a specific class of the Fund are allocated in accordance to SCMT’s expense policy.

Share Class Accounting: Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the two classes of shares of the Fund on the

SATUIT CAPITAL U.S. EMERGING COMPANIES FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

OCTOBER 31, 2016

basis of the daily net assets of each class.  Fees relating to a specific class are charged directly to that share class.

Accounting Estimates:  The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates.

Subsequent Events: Management has evaluated the impact of all subsequent events of the Fund through the issuance date of these financial statements and has noted no such events requiring accounting or disclosure.

Note 2. Investment Advisory and Distribution Agreements and Other Transactions with Affiliates

Pursuant to an Investment Advisory Agreement, Satuit Capital Management, LLC (“SCM”), provides investment services for an annual fee of 1.25% for the Fund, of the average daily net assets.  Per an Expense Limitation Agreement, SCM has agreed to waive its fees and reimburse fund expenses in order to limit the operating expenses (excluding interest, taxes, brokerage commissions and other expenditures capitalized in accordance with generally accepted accounting principles or other extraordinary expenses), to 1.95% of average net assets for the Class A shares, and 2.75% of average net assets for Class C shares through at least October 31, 2017.  For the year ended October 31, 2016, SCM earned advisory fees of $595,502. As of October 31, 2016, the Fund owed SCM $30,671 for advisory services.

Pursuant to the terms of the Expense Limitation Agreement, SCM is entitled to reimbursement of fees waived or reimbursed by SCM in prior years, subject to the limitations that (1) the reimbursement is made only for fees and expenses incurred not more than three years prior to the date of reimbursement, and (2) any such reimbursement may not cause the Fund’s shares total annual expense ratio to exceed the cap.  The total amount of reimbursement recoverable by SCM is the sum of all fees waived or reimbursed by SCM to the during any of the previous three years, less any reimbursement previously paid by the Fund to SCM with respect to any waivers, reductions, and payments made with respect to the Fund. For the year ended October 31, 2016, the Fund waived $46,955 in fees.  This amount is subject to recapture until October 31, 2019.

The Fund has adopted a plan pursuant to Rule 12b-1, under the Investment Company Act of 1940, as amended, whereby the Fund or SCM may pay distribution fees for certain activities and expenses which are primarily intended to result in the sale of Fund shares, including, but not limited to, advertising, printing of prospectuses and reports for other than existing shareholders, preparation and distribution of advertising materials and sales literature, and payments to dealers and shareholder servicing agents who enter into agreements with the Fund or SCM.  The Fund or SCM may incur such distribution expenses at the rate of up to 0.25% per annum of the Fund’s Class A shares average daily

SATUIT CAPITAL U.S. EMERGING COMPANIES FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

OCTOBER 31, 2016

net assets, and 1.00% per annum of the Fund’s Class C shares average daily net assets.  For the year ended October 31, 2016, there was $104,060 of 12b-1 fees incurred by the Fund’s Class A shares and $192 of 12b-1 fees incurred by the Fund’s Class C shares. As of October 31, 2016, the Fund owed $35,927 in distribution fees.

The Trust has adopted a shareholder services plan under which a shareholder servicing fee may be paid at an annual rate of up to 0.25% of average daily net assets of the Fund to certain financial institutions and securities brokers as compensation for providing non-distribution related shareholder services. For the year ended October 31, 2016, there was $37,640 of shareholder servicing fees incurred by the Fund.

Mutual Shareholder Services, LLC (“MSS”) is the Fund’s Transfer and Dividend Disbursing Agent.  In accordance with the contract and current net asset levels, MSS earned $8,566 as stated on the Statement of Operations for the year ended October 31, 2016.

Mutual Shareholder Services, LLC (“MSS”) is the Fund’s Accounting Agent.  In accordance with the contract and current net asset levels, MSS earned $20,565 as stated on the Statement of Operations for the year ended October 31, 2016.

Satuit Funds Administration, LLC serves as the Fund’s Administrator and is under common ownership of SCM.  Pursuant to an Administration Agreement, Satuit Funds Administration, LLC provides administrative services for an annual fee of 0.10% of the average daily net assets.  In accordance with the contract and current net asset levels, Satuit Funds Administration, LLC earned $47,640 from the Fund for the year ended October 31, 2016.

Drake Compliance LLC is the Fund’s Chief Compliance Officer, and is an officer of SCMT.  In accordance with the contract, Drake Compliance LLC earned $28,000 as stated on the Statement of Operations for the year ended October 31, 2016.

Certain officers and trustees of SCMT are officers of SCM, MSS and Satuit Funds Administration, LLC.

Note 3. Investments

The cost of purchases and the proceeds of the Fund from sales of securities other than short-term notes for the year ended October 31, 2016, aggregated $42,940,643 and $85,088,739, respectively.

Note 4. Distributions to Shareholders and Tax Components of Capital

Distributions from net investment income and realized gains, if any, are recorded on the ex-dividend date.  Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from GAAP. The Funds may utilize earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deduction.

SATUIT CAPITAL U.S. EMERGING COMPANIES FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

OCTOBER 31, 2016

For the year ended October 31, 2016, the Fund paid a long-term capital gain distribution of $4.24461 per share, for a total distribution of $9,904,521. For the year ended October 31, 2015, the Fund paid a long-term capital gain distribution of $2.56048 per share, for a total distribution of $10,606,622.

For federal income tax purposes the cost of securities owned at October 31, 2016, were $28,586,403.  At October 31, 2016, the composition of unrealized appreciation (excess of value over tax cost) and depreciation (the excess of tax cost over value) on a tax basis was as follows:

Appreciation	Depreciation	Net Appreciation (Depreciation)
$5,199,316	$(2,026,032)	$3,173,284

The difference between book and tax basis unrealized appreciation is attributable primarily to wash sales and tax treatment of certain other investments.

As of October 31, 2016, the components of distributable earnings for the Fund on a tax basis were as follows:

Capital Loss Carryforward

$ (4,960,967)

Net Unrealized Appreciation on Investments

     3,173,284

Other Accumulated Losses

      (591,619)

$ (2,379,302)

The Fund elected to defer to the year ending October 31, 2016, late year ordinary losses in the amount of $591,619.

Tax components of distributable earnings are determined in accordance with income tax regulations which may differ from the composition of net assets reported under accounting principles generally accepted in the United States. Accordingly, for the year ended October 31, 2016, certain differences were reclassified. These differences are attributable to net operating loss adjustments. The reclassifications were as follows:

Undistributed Net Investment Income	Accumulated Capital Gain/Loss	Paid-in-Capital
$ 1,074,552	$ 111,397	$ (1,185,949)

Note 5. Capital Loss Carryforwards

As of October 31, 2016, the Fund had non-expiring Short Term Capital Loss Carryforward of $4,960,967.

REPORT OF INDEPENDENT REGISTERED ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

Satuit Capital Management Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Satuit Capital U.S. Emerging Companies Fund (the “Fund”), a series of Satuit Capital Management Trust, as of October 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended.  These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Satuit Capital U.S. Emerging Companies Fund as of October 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN & COMPANY, LTD.

Cleveland, Ohio

December 23, 2016

SATUIT CAPITAL U.S. EMERGING COMPANIES FUND

EXPENSE ILLUSTRATION

OCTOBER 31, 2016 (UNAUDITED)

 Expense Example

As a shareholder of the Satuit Capital U.S. Emerging Companies Fund, you incur ongoing costs which typically consist of management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, May 1, 2016 through October 31, 2016, for Class A and Class C shares of the Fund.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in these Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Satuit Capital U.S. Emerging Companies Fund – Class A Shares
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period *
	May 1, 2016	October 31, 2016	May 1, 2016 to October 31, 2016

Actual	$1,000.00	$1,025.92	$9.93
Hypothetical (5% Annual
Return before expenses)	$1,000.00	$1,015.33	$9.88

* Expenses are equal to the Fund's annualized expense ratio of 1.95%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Satuit Capital U.S. Emerging Companies Fund – Class C Shares
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period *
	May 1, 2016	October 31, 2016	May 1, 2016 to October 31, 2016

Actual	$1,000.00	$1,021.81	$13.67
Hypothetical (5% Annual
Return before expenses)	$1,000.00	$1,011.61	$13.60

* Expenses are equal to the Fund's annualized expense ratio of 2.69%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

SATUIT CAPITAL U.S. EMERGING COMPANIES FUND

ADDITIONAL INFORMATION

OCTOBER 31, 2016 (UNAUDITED)

Proxy Voting - A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies during the most recent 12 month period ended June 30 are available without charge upon request by (1) calling the Fund at (866) 972-8848 and/or (2) from Fund documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.

Portfolio Holdings - The Fund files a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q.  The Fund’s first and third fiscal quarters end on January 31 and July 31. The Form N-Q filing must be made within 60 days of the end of the fiscal quarter. The Fund’s Forms N-Q are available on the SEC’s website at http://sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Fund at 1-866-972-8848.

Renewal of Investment Advisory Agreement - At a meeting held on October 6, 2016, the Advisory Agreement between the respective Adviser and the respective Fund were renewed for an additional year.  To begin, Counsel reviewed with the Board the Gartenberg memorandum, a copy of which was previously provided to the Board and is included in the Board Book.  Counsel referenced the Gartenberg memorandum and reviewed with the Board certain factors they should consider, including: (i) the nature, extent and quality of services to be provided by the investment adviser, as appropriate, (ii) the investment performance of the investment adviser, as appropriate, with respect to the Fund, (iii) the proposed fees and expenses under the investment advisory agreement, (iv) the economies of scale expected to be achieved, and (v) the investment adviser’s profitability.  Counsel emphasized that the Trustees should also consider any additional factors they deem relevant and should use their own business judgment in determining the material factors to consider in evaluating the investment advisory agreement and the weight to be given to each factor.  Also noted was each Trustee may weigh the various factors differently in reaching his conclusions with respect to the investment advisory agreement.  To assist the Board in making a determination, comparative data (particularly as to fees and expenses) to other mutual funds and peer groups was provided to the Board as part of the Board Book.  The Independent Trustees met with Counsel in executive session and considered, among other things, the Adviser’s responses to the 15(c) questionnaires provided to them by Counsel.

Nature, Extent and Quality of Service. The Trustees noted that the Adviser provides all investment research and analysis, portfolio management and execution decisions for the Emerging Companies Fund.  The Board reviewed Adviser’s background information as the key investment personnel responsible for servicing the Emerging Companies Fund.  The Board discussed the reduction in the Adviser’s staff and voiced some concern as whether the Adviser could continue to manage the Fund without adding resources.  The Board noted however, that the Adviser’s experience in the mutual fund industry and in managing the Fund and implementing the Adviser’s principal investment strategies is a huge asset to the Fund and the Adviser.   The Board discussed the Adviser’s investment processes for the Fund.  The Board noted that the Adviser has implemented a number of written policies and procedures to identify, quantify and address the risks associated with providing investment advisory services to the Fund including, policies to address illiquid securities, portfolio compliance, trade aggregation and allocation, soft dollars and related matters.  Additionally, the Board also recognized that the Adviser has adopted written compliance policies and procedures that are risk based and which are directed specifically to the Fund and its needs.  The Board noted that the Adviser has engaged the services of an

SATUIT CAPITAL U.S. EMERGING COMPANIES FUND

ADDITIONAL INFORMATION (CONTINUED)

OCTOBER 31, 2016 (UNAUDITED)

outside compliance specialist to serve as the Adviser’s Chief Compliance Officer.  The Chief Compliance Officer prepares an annual risk assessment as part of his ongoing duties to the Adviser, conducts periodic forensic testing of the Adviser’s ongoing operations, and conducts an on-site inspection to gain assurance that the Adviser is in compliance with all applicable policies and procedures.  The Board concluded that the Adviser should continue to provide a high level quality of service to the Fund for the benefit of the Fund and its shareholders.

Performance.

The Trustees reviewed the performance of the Fund and discussed the performance relative to its peer group, Morningstar category and index.  The Trustees were satisfied with the Fund’s most recent performance but voiced concern with the Fund’s performance during the last several years.  The Board noted that the Emerging Companies Fund’s underperformance over the past few years was, to a large degree, due to the Adviser’s strict adherence to its investment philosophy and process but recognized that the Fund had been successful for many years based on its adherence to these.  After further discussion, the Trustees concluded that the Fund’s under performance was being addressed by the Adviser and believed that the Fund’s performance should improve as a result of certain changes being implemented by the Adviser.

Fees and Expenses.

The Trustees discussed the advisory fee paid by the Fund.  The Trustees agreed that the advisory fee was high compared to many funds within its peer group but fair and competitive in comparison to other mutual funds of similar size.  Additionally, the Trustees noted that the fee level was appropriate given the Fund’s size, history, performance and operations.  The Trustees recognized that an affiliate of the Adviser also serves as the Fund’s administrator.  The Board noted that having an affiliate as the Fund’s administrator does add some additional cost that the Fund must pay. After further discussion the Trustees, concluded that the advisory fee was not unreasonable.

Economies of Scale.

The Trustees considered the economies of scale and noted that the Fund has yet to achieve a sufficient amount of assets to warrant a discussion on economies of scale.  The Adviser agreed with the Board that they should consider breakpoints when asset levels for the Fund reach specific levels.  After discussion, the Board agreed that based on the current size of the Fund, it does not appear that economies of scale had been reached at this time, however, the matter would be revisited in the future as the Fund’s size increases.

Profitability.

The Trustees reviewed the Adviser’s financial statements and allocation of expenses.  The Board recognized that the Adviser received an advisory fee from the Fund, which is on the higher side as compared to the Fund’s peer group.  The Board, however, acknowledged that the Adviser was only slightly profitable based on the current asset size of the Fund.  After a brief discussion, the Trustees concluded that the Adviser’s profitability was not excessive and, therefore, was reasonable with respect to the Fund.

Conclusion.

Having requested and received such information from the Adviser as the Independent Trustees believed to be reasonably necessary to evaluate the terms of the investment advisory agreement, and as assisted by the advice of Counsel, the Independent Trustees and, the entire Board, each voting separately, concluded that the fee structure was reasonable and that renewal of the investment advisory agreement was in the best interests of the Fund and the shareholders.

SATUIT CAPITAL U.S. EMERGING COMPANIES FUND

TRUSTEES AND OFFICERS

OCTOBER 31, 2016 (UNAUDITED)

Trustees and Officers - Information pertaining to the trustees and officers of the Fund are set forth below. The names, addresses and ages of the trustees and officers of the Fund, together with information as to their principal occupations during the past five years, are listed below.  The trustees who are considered “interested persons” as defined in Section 2(a)(19) of the 1940 Act, as well as those persons affiliated with the Advisor and the principal underwriter, and officers of the Fund, are noted with an asterisk (*). The Statement of Additional Information (the “SAI”) includes additional information about the trustees and is available without charge upon request by calling, toll-free, (800) 567-4030.

Name, Address and Year Born	Position(s) Held with Company and Tenure	Number of Funds in Company Overseen	Principal Occupation(s) During the Past 5 Years	Other Directorships by Trustees and Number of Funds in the Complex Overseen

Interested Trustee:
Robert J. Sullivan* 1001 Westhaven Blvd. Suite 125-B Franklin, TN 37064 (1961)	Chairman of the Board, President and Treasurer since December 2000 – Indefinitely.	1

Chairman, President and Treasurer of Satuit Capital Management Trust, an open-end investment management company, since December, 2000; Managing Director and Chief Investment Officer of Satuit Capital Management, LLC, a registered investment adviser, from June, 2000 to Present.  Managing Director and Chief Investment Officer of Satuit Funds Management, LLC, a registered investment adviser, from April, 2013 to Present.  CEO of Satuit Funds Administration, LLC from June 2010 to Present.

				N/A

SATUIT CAPITAL U.S. EMERGING COMPANIES FUND

TRUSTEES AND OFFICERS (CONTINUED)

OCTOBER 31, 2016 (UNAUDITED)

Name, Address and Year Born	Position(s) Held with Company and Tenure	Number of Funds in Company Overseen	Principal Occupation(s) During the Past 5 Years	Other Directorships by Trustees and Number of Funds in the Complex Overseen

Non-Interested Trustees:
Paul M. Dickinson 1001 Westhaven Blvd. Suite 125-B Franklin, TN 37064 (1947)	Trustee since November 2003 - Indefinitely	1

Mr. Dickinson is President of Alfred J. Dickinson, Inc. Realtors since April, 1971; a Director of The World Funds, Inc., a registered investment company, since May, 1997; and Trustee of The World Insurance Trust, a registered investment company, since May, 2002 (now closed)

				None
Anthony J. Hertl 1001 Westhaven Blvd. Suite 125-B Franklin, TN 37064 (1950)	Trustee since October, 2002 - Indefinitely	1	Consultant to small and emerging businesses (since 2000).	Northern Lights Fund Trust ― 89 funds; Northern Lights Variable Trust ― 20 funds

Officers:
Robert J. Sullivan 1001 Westhaven Blvd. Suite 125-B Franklin, TN 37064 (1961)	Chairman of the Board, President and Treasurer since December 2000 – Indefinitely.	1

Chairman, President and Treasurer of Satuit Capital Management Trust, an open-end investment management company, since December, 2000; Managing Director and Investment Officer of Satuit Capital Management, LLC, a registered investment adviser, from June, 2000 to Present.

				N/A
David Jones Drake Compliance, LLC. 422 Fleming Street, Suite 7 Key West, FL 33040 (1957)	Chief Compliance Officer	1	Co-founder and Managing Member of Drake Compliance LLC (compliance consulting), since 2004; founder and controlling shareholder of David Jones & Associates P.C. (law firm) since 1998.	N/A

Investment Adviser:
Satuit Capital Management, LLC

1001 Westhaven Blvd., Suite 125-B

Franklin, Tennessee 37064

Independent Registered Public Accounting Firm:
Cohen & Company, Ltd.

1350 Euclid Ave., Suite 800

Cleveland, Ohio  44115

Transfer Agent:
For more information, wire purchase or redemptions, call or write to Satuit Capital Management Trust’s Transfer Agent:

Mutual Shareholder Services, LLC

Satuit Capital Management Trust

8000 Town Centre Drive, Suite 400

Broadview Heights, Ohio 44147

(866) 972-8848 Toll Free

More Information:

For 24 hours, 7 days a week price information, investment plans, and other shareholder services, call Satuit Capital Management at (866) 972-8848, Toll Free.

This report is provided for the general information of the shareholders of the Satuit Capital U.S. Emerging Companies Fund. This report is not intended for distribution to prospective investors in the Fund, unless preceded or accompanied by an effective prospectus.

ITEM 2.

CODE OF ETHICS.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(c)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

ITEM 3.

AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report,  the Registrant’s  Board of Directors has determined that the Registrant has at least one audit committee financial  expert serving on its audit committee and those persons (Tony Hertl, Samuel Boyd, William E. Poist and Paul M. Dickinson) are  “independent,”  as defined by this Item 3.

ITEM 4.

PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $13,500 for 2016 and $37,250 for 2015.

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2016 and $0 for 2015.

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $9,000 for 2016 and $11,000 for 2015.

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are and $0 for 2016 and $0 for 2015.

(e)(1)

Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pursuant to its charter, the registrant’s Audit Committee must pre-approve all audit and non-audit services to be provided to the registrant.  The Audit Committee also pre-approves any non-audit services provided by the registrant’s principal accountant to the Satuit Capital Small Cap Fund.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)

NA

(c)

100%

(d)

NA

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was zero percent (0%).

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $9,000 for 2016 and $11,000 for 2015.

(h)

Not applicable.  The Audit Committee pre-approved all non-audit services rendered to the registrant’s investment adviser and any control affiliates that provide ongoing services to the registrant.

ITEM 5.

AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.

[RESERVED]

ITEM 7.

DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.

PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 9.

PURCHASES OF EQUITY SECURITIES BY CLOSED-END  MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.

SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.

CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a- 15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d- 15(b)).

(b)

There  were no  changes  in the  registrant’s  internal  control  over financial  reporting  (as  defined in Rule  30a-3(d)  under the 1940 Act (17 CFR 270.30a-3(d))  that occurred during the registrant’s  last fiscal half-year (the registrant’s  second fiscal  half-year in the case of an annual report) that has materially  affected, or is reasonably  likely  to  materially  affect, the registrant’s internal control over financial reporting.

ITEM 12.

EXHIBITS.

(a)(1)

Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)

Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)

Not applicable.

(b)

Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:

Satuit Capital Management Trust

By (Signature and Title)*:

/s/ Robert J. Sullivan

Robert J. Sullivan

Chief Executive Officer

(principal executive officer)

Date:  January 5, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*:

/s/ Robert J. Sullivan

Robert J. Sullivan

Chief Executive Officer

(principal executive officer)

Date:  January 5, 2017

By (Signature and Title)*:

/s/ Robert J. Sullivan

Robert J. Sullivan, Chief Financial Officer

(principal financial officer)

Date:  January 5, 2017

*

Print the name and title of each signing officer under his or her signature.